James Patrick Shea, Esq.                                            EXHIBIT 99.1
Bar # JS - 00405
SHEA & CARLYON, LTD.
233 South Fourth Street, Suite 200
Las Vegas, Nevada 89101
(702) 471-7432

Peter C. Moskowitz, Esq.
New York Bar # PM - 8845
ROBERTS, SHERIDAN & KOTEL
A Professional Corporation
12 E. 49th Street, 30th Floor
New York, NY 10017
(212) 299-8600

Attorneys for Debtor and Debtor-in-Possession

                         UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF NEVADA

------------------------------------------------:
IN RE: MEDNET, MPC CORP.,                       :   Case Nos.  BK-97-25800(LBR)
MEDI-MAIL, INC., AND MEDI-CLAIM, INC.           :              BK-97-25801(LBR)
                                                :              BK-97-25802(LBR)
            Debtors.                            :   (Jointly Administered
                                                :    Under Case No. 97-25800LBR)
                                                :
------------------------------------------------:   Chapter 11
                                                :
MEDNET, MPC CORP.,                              :
                                                :     ADVERSARY PROCEEDING
                  Plaintiff,                    :     No. 972209 (LBR)
                                                :
            -against-                           :
                                                :
                                                :
MILLER MILOVE & KOB, APC, PROFIT SHARING        :
PLAN & TRUST, B&M FAMILY VENTURES, A            :   STIPULATED ORDER TO
PARTNERSHIP, KEVIN ELLIS, FS&J LIMITED          :   CONTINUE TRIAL DATE
PARTNERSHIP, HASSMAN LIMITED PARTNER-           :   -------------------
SHIP, PEACEGATE ASSOCIATES, L.P. AND            :
OTR/OXFORD TRANSFER & REGISTRAR                 :   Date: June 11, 1998
AGENCY, INC.                                    :   Time: 10:30 a.m.
                                                :
                  Defendants.                   :
------------------------------------------------:

            WHEREAS, the parties have agreed to a thirty (30) day continuance of the hearing date concerning the preliminary injunction concerning trading in Mednet securities;

            WHEREAS, the debtor has produced an additional twenty-five boxes of documents to the defendants and the parties are continuing to work together in connection with this matter;

            IT IS HEREBY STIPULATED AND AGREED by the undersigned counsel for the parties as follows:

            1. The hearing of this action presently scheduled for June 11, 1998 at 10:30 a.m. shall be adjourned for approximately 30 days until August 12, 1998, at 9 a.m.; and

            2. The Amended Order Concerning Trading in Mednet Securities, entered January 6, 1998 is extended to and including any continued trial date of this adversary proceeding.

Dated: May 28, 1998

MILLER MILOVE & KOB                       ROBERTS, SHERIDAN & KOTEL
                                                (A Professional Corporation)


By: /s/ Brian D. Miller                   By: /s/ Peter C. Moskowitz
   ----------------------------------        ----------------------------------
        Brian D. Miller                           Peter C. Moskowitz

The Koll Center                           12 East 49th Street
501 West Broadway                         New York, New York 10017
San Diego, CA 92101                       (212) 299-8600
(619) 696-5200
                                                and
Attorneys for Defendants

                                          SHEA & CARLYON, LTD.
                                          233 South Fourth Street
                                          Suite 200
                                          Las Vegas, Nevada 89101
                                          (702) 471-7432

                                          Attorneys for Debtor

                                      ORDER
                                      -----

IT IS SO ORDERED this 11th day of June, 1998

                                                LINDA B. RIEGLE
                                        ------------------------------
                                        UNITED STATES BANKRUPTCY JUDGE

SUBMITTED BY:

SHEA & CARLYON, LTD.
233 South Fourth Street, Suite 200
Las Vegas, Nevada 89101
(702) 471-7432

      -and-

ROBERTS, SHERIDAN & KOTEL
A Professional Corporation
12 E. 49th Street, 30th Floor
New York, NY 10017
(212) 299-8600

Co-Attorneys for Debtors and
Debtors-in-Possession

By: /s/ Peter C. Moskowitz
   --------------------------------
        Peter C. Moskowitz

REVIEWED:

OFFICE OF THE U.S. TRUSTEE

    /s/ Barry H. Jenkins
   --------------------------------

600 Las Vegas Blvd. So., #430
Las Vegas, NV 89101